Semi-Annual Report

                                December 31, 1996

                                  Mini-Cap Fund
                               Value + Growth Fund
                                  Balanced Fund

                            J U R I K A & V O Y L E S

                                   Fund Group

                                TABLE OF CONTENTS





Letter to Shareholders ....................................................    1

Performance

Mini-Cap Fund .............................................................    2

Value + Growth Fund .......................................................    4

Balanced Fund .............................................................    6

Schedules of Investments ..................................................    8

Statements of Assets and Liabilities ......................................   20

Statements of Operations ..................................................   21

Statements of Changes in Net Assets .......................................   22

Financial Highlights ......................................................   25

Notes to Financial Statements .............................................   27



                      DIRECTORY OF FUNDS' SERVICE PROVIDERS

Investment Adviser
Jurika & Voyles, L.P., 1999 Harrison Street, Suite 700, Oakland, CA 94612

Distributor
First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261-E, Phoenix, AZ 85018

Administrator
Investment Company Administration Corp., 2025 E. Financial Way, Suite 101, Glendora, CA 91741

Custodian, Transfer Agent and Fund Accountant
State Street Bank & Trust Co., 1776 Heritage, Quincy, MA 02171

Legal Counsel
Heller, Ehrman, White & McAuliffe, 333 Bush Street, San Francisco, CA 94104

Auditor
McGladrey & Pullen, LLP, 555 Fifth Avenue, 8th Floor, New York, NY 10017

This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a current prospectus for Jurika & Voyles Fund Group. Distributor: First Fund Distributors, Inc.

                             LETTER TO SHAREHOLDERS





Dear Shareholder:

       This report provides a review and outlook, along with a summary of key financial and performance information, for each of the Funds of the Jurika & Voyles Fund Group for the six-month period ended December 31, 1996.

       As always, we stand ready to serve you. If you have any questions, please do not hesitate to call our Investor Center at (800) JV-INVST (800-584-6878).

       Thank you for your continued support.

Very truly yours,

/s/ William K. Jurika                                  /s/ Glenn C. Voyles
William K. Jurika                                      Glenn C. Voyles
Jurika & Voyles, L.P.                                  Jurika & Voyles, L.P.

                                  PERFORMANCE
--------------------------------------------------------------------------------
                                  Mini-Cap Fund

   Objective: The Jurika & Voyles Mini-Cap Fund seeks to provide investors with maximum long-term capital appreciation. This is achieved by investing primarily in the common stock of quality companies with small market capitalizations that offer current value and significant future growth potential. Emphasis is on companies with market capitalizations under $500 million, lower than market average Price to Earnings (P/E) ratios and higher than market average earnings growth rates and returns on equity (ROE). The Fund will build concentrated positions in industry sectors where Jurika & Voyles sees significant long-term investment opportunities.

   Review: The Mini-Cap Fund returned 9.32% during the second half of 1996 versus 5.56% for the Russell 2000 Index and 0.38% for the Lipper Small Company Index. The Fund's performance benefited from an overweighted position in the consumer, energy, and real estate sectors. The best performing stocks included Central Garden & Pet, the leading distributor in a very specialized niche -- lawn, garden and pet supplies; Gardner Denver Machinery, a manufacturer of compressors for use in industrial applications and pumps and drilling equipment for the oil industry; Tuboscope Vetco, a supplier of tubular coating and inspection services in the oil & gas service business; and Tuesday Morning, a deep discount retailer in the midst of a turn around.

   In the Mini-Cap Fund, we seek to identify investment opportunities from both a value and growth perspective. We limit market risk with our low P/E ratio criteria and limit financial risk by selecting companies with strong balance sheets and cash flows. We seek to avoid companies in a cyclical business, companies with a high exposure to a small number of customers or suppliers, companies which use extreme amounts of debt financing, and companies with little or no profitable operating history. We can enjoy the benefits of rising profits and multiple expansion through an early recognition of an undiscovered growth catalyst, new market opportunity, utilization of technology to enhance leadership, strong market share in a niche, or cost leverage opportunity. With this approach we are able to identify investments which can perform well in strong as well as weak markets.

   Economic Outlook: We are constructive on the economy, and would not be surprised if growth exceeded the consensus estimate of 2.5% for 1997 with inflation under control - the risk to this picture coming from rising commodity prices and higher wages. We anticipate a stronger relative year for small-cap stocks. The economic environment with low interest rates, continued large company downsizing, and technology enabling entrepreneurs has never been more favorable for smaller companies.

   Current Positioning: We expect continued market volatility during 1997. We have already seen this early in the year with aggressive profit taking in the energy and real estate sectors. While we are careful to recognize profits when valuations move to excessive levels, the volatility offers opportunities to find excellent businesses with strong earnings growth selling at low valuations. The health care and selective retail sectors are showing selective opportunities. We continue to seek well-managed companies that have been punished in the market after having minor, temporary earnings shortfalls from analyst expectations, while underlying business trends continue strong; as well as new and undiscovered stocks. Some themes we expect to do well include financial services for the individual investor, consolidation in mature industries, continued outsourcing and technology-driven oil services.

                                  PERFORMANCE
--------------------------------------------------------------------------------
                                  Mini-Cap Fund

            Comparison of Change in Value of a $10,000 Investment in Jurika & Voyles Mini-Cap Fund with Lipper Small Company Fund Index and Russell
                                   2000 Index

Date           Jurika & Voyles Mini-Cap Fund      Lipper Small Company Fund Index    Russell 2000 Index
09/30/94              10,000.00                               10,000.00                   10,000.00
10/31/94              10,410.00                               10,167.84                    9,960.00
11/30/94              10,400.00                                9,766.28                    9,557.42
12/31/94              10,650.00                                9,987.43                    9,813.55
01/31/95              10,409.55                                9,868.24                    9,690.04
02/28/95              11,211.05                               10,273.90                   10,093.03
03/31/95              11,832.22                               10,547.80                   10,265.63
04/30/95              12,814.06                               10,694.58                   10,493.65
05/31/95              13,244.87                               10,861.88                   10,674.16
06/30/95              14,146.57                               11,525.03                   11,227.98
07/31/95              15,358.84                               12,393.19                   11,874.83
08/31/95              15,278.69                               12,610.78                   12,120.66
09/30/95              15,509.13                               12,965.86                   12,337.60
10/31/95              15,148.45                               12,565.13                   11,786.15
11/30/95              16,070.18                               12,998.39                   12,280.99
12/31/95              16,210.44                               13,145.45                   12,605.20
01/31/96              15,816.36                               13,083.67                   12,519.34
02/29/96              16,689.73                               13,609.05                   12,984.19
03/31/96              17,690.90                               13,885.96                   13,249.06
04/30/96              19,682.59                               14,993.85                   13,957.89
05/31/96              20,502.69                               15,643.33                   14,507.83
06/30/96              19,597.38                               15,013.26                   13,911.56
07/31/96              18,574.91                               13,555.47                   12,697.08
08/31/96              19,384.37                               14,376.93                   13,434.78
09/30/96              19,948.86                               15,202.17                   13,960.08
10/31/96              20,034.06                               14,733.94                   13,745.09
11/29/96              21,006.16                               15,005.05                   14,311.39
12/31/96              21,423.65                               15,068.07                   14,686.35

       This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Jurika & Voyles Mini-Cap Fund with a similar investment in the Lipper Small Company Fund Index and the Russell 2000 Index from the inception of the Fund on September 30, 1994 to the end of the Fund's semi-annual period on December 31, 1996. For purposes of the graph and the Fund's Annualized Return Since Inception and One Year Total Return, it has been assumed that all recurring fees (including management fees) were deducted and all distributions were reinvested.

       Total return of the Fund reflects the fact that all fees and expenses, in excess of certain expense limits specified in the investment management agreement, have been assumed by Jurika & Voyles, Inc.

       Lipper Small Company Fund Index is an unmanaged, net asset value weighted index of 30 mutual funds that invest primarily in companies with small market capitalization. Russell 2000 Index is a widely regarded small-cap index of the 2,000 smallest securities of the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

       Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. All results are historical. Past performance is no guarantee of future results.

                                  PERFORMANCE
--------------------------------------------------------------------------------
                               Value + Growth Fund


   Objective: The Jurika & Voyles Value + Growth Fund seeks long-term capital appreciation. This Fund invests primarily in the common stock of quality companies of all market capitalizations that offer current value and significant future growth potential. Emphasis is on companies with lower than market average Price to Earnings (P/E) ratios and higher than market average earnings growth rates and returns on equity (ROE). The Fund will build concentrated positions in industry sectors where Jurika & Voyles sees significant long term investment opportunities.

   Review: Overall, it was an excellent period for the Value + Growth Fund which provided our investors with superior return for the second half of 1996.

   The Value + Growth Fund returned 13.01% for the second half of 1996 versus 11.68% for the S&P 500 and 8.82% for the Lipper Growth Fund Index. For the total year 1996, the Value + Growth Fund returned 20.31% versus 22.95% for the S&P
500. The returns for the S&P 500 have been driven largely by the large capitalization growth stocks, which are selling at increasingly high price to earning ratios.

   We remain focused on stocks with lower valuations due to our concerns about the risk levels in the market in general, and in large capitalization stocks in particular. We believe investor expecations that 1997's market returns will be similar to those realized in 1996 are a bit aggressive and reflect a discounted appreciation of the risk associated with those expectations.

   At year end, the major sectors weightings were in healthcare, financial services and technology. During the second half of 1996, we increased healthcare from 7% of the portfolio to 16.7%. This sector performed poorly in the second half providing us an opportunity to invest in a growing sector at attractive valuations levels: We beleive performance will improve when Congress clarifies its plans for funding healthcare programs. The market does not like uncertainty.

   Financial services stocks, representing 11.1% of the portfolio, generated strong performance. Technology stocks were volatile, but performed reasonably well. Overall we continue to have a significant weighting in this sector, as we believe it is a major engine for growth and productivity in the economy. Because of our defensive feelings about the market, we built 6% investment in REIT's which offered the Fund an attractive yield with relatively low volatility.

   During the last two weeks of December, we received a significant inflow of money from investors, which increased our cash position to approximately 21.5% at year end.

   Current Positioning: As we go into 1997 we remain relatively defensive in our portfolio positioning. As the market becomes increasingly expensive relative to historical levels, the likelihood that the efficiency of the market will drive prices back towards historical norms will increase. Although cash levels remain high relative to their historical range, we are finding attractive opportunities in which to invest money. We believe that the stocks in this portfolio have compelling growth prospects and are priced attractively relative to the broad market.

                                  PERFORMANCE
--------------------------------------------------------------------------------
                               Value + Growth Fund

  Comparison of Change in $10,000 Investment in Jurika & Voyles Value + Growth
              Fund with Lipper Growth Fund Index and S&P 500 Index

Date         Jurika & Voyles Value + Growth Fund       Lipper Growth Fund Index         S&P 500 Index
09/30/94                10,000.00                             10,000.00                   10,000.00
10/31/94                10,140.00                             10,190.52                   10,225.00
11/30/94                10,080.00                              9,802.58                    9,852.81
12/31/94                10,559.00                              9,888.09                    9,998.63
01/31/95                10,468.84                              9,924.12                   10,257.60
02/28/95                10,869.56                             10,290.97                   10,657.64
03/31/95                11,210.17                             10,602.78                   10,972.04
04/30/95                11,751.15                             10,902.97                   11,294.62
05/31/95                12,161.88                             11,232.84                   11,746.41
06/30/95                12,843.11                             11,737.26                   12,018.92
07/31/95                13,474.25                             12,304.95                   12,417.95
08/31/95                13,554.39                             12,434.65                   12,449.00
09/30/95                13,754.75                             12,803.95                   12,974.34
10/31/95                13,103.58                             12,633.87                   12,927.64
11/30/95                13,844.91                             13,061.50                   13,495.16
12/31/95                13,525.34                             13,116.74                   13,755.62
01/31/96                13,430.68                             13,433.72                   14,223.31
02/29/96                13,756.72                             13,644.59                   14,355.58
03/31/96                13,946.03                             13,707.77                   14,493.40
04/30/96                14,713.80                             14,051.40                   14,706.45
05/31/96                14,997.77                             14,304.19                   15,084.41
06/30/96                14,398.28                             14,164.35                   15,141.73
07/31/96                13,409.65                             13,398.06                   14,472.46
08/31/96                14,145.86                             13,795.98                   14,777.83
09/30/96                14,829.49                             14,567.98                   15,609.82
10/31/96                15,134.50                             14,776.94                   16,040.65
11/30/96                16,262.75                             15,710.85                   17,253.33
12/31/96                16,272.06                             15,413.91                   16,911.71

       This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Jurika & Voyles Value + Growth Fund with a similar investment in the Lipper Growth Fund Index and the S&P 500 Index from the inception of the Fund on September 30, 1994 to the end of the Fund's semi-annual period on December 31, 1996. For purposes of the graph and the Fund's Annualized Return Since Inception and One Year Total Return, it has been assumed that all recurring fees (including management fees) were deducted and all distributions were reinvested.

       Total return of the Fund reflects the fact that all fees and expenses, in excess of certain expense limits specified in the investment management agreement, have been assumed by Jurika & Voyles, Inc.

       Lipper Growth Fund Index is an unmanaged, net asset value weighted index of 30 mutual funds that invest primarily in companies of all market capitalization with potential for growth. S&P 500 Index contains 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

       Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. All results are historical. Past performance is no guarantee of future results.

                                  PERFORMANCE
--------------------------------------------------------------------------------
                                  Balanced Fund

   Objective: The Jurika & Voyles Balanced Fund seeks to provide investors with a balance of long-term capital appreciation and current income. The Fund invests in a portfolio that combines stocks, bonds and cash-equivalent securities.

   Stock investments include quality companies of all market capitalizations that offer current value and significant future growth potential. Emphasis is on companies with lower than market average Price to Earnings (P/E) ratios and higher than market average earnings growth rates and returns on equity (ROE). The Fund will build concentrated positions in industry sectors where Jurika & Voyles sees significant long-term investment opportunities. Fixed income investments emphasize undervalued credits and short-to-medium term maturities.

   Review: The Balanced Fund returned 9.19% for the second half of 1996, ahead of both the Lipper Balanced Index which earned 8.35% and a representative 60%/40% benchmark index of stocks and bonds which earned 8.77%. For the year, the Fund returned 15.48% as compared to 13.01% and 15.16% for the respective indices.

   During the course of the year the Balanced Fund held significant positions in technology, financial services, healthcare and specialized industrial names. The largest contributors to returns during the fourth quarter (and the full year) were financial institutions (insurance companies, banks and savings and loans), energy and technology stocks. The last sector has recovered nicely from its mid-year sell-off. Although we have modestly reduced exposure to financial and technology stocks in the fund, the remaining companies in this area remain fundamentally sound and reasonably priced.

   During the second half of the year we added several new positions in industrial stocks, believing that their price weakness in anticipation of an economic slowdown provides good opportunity. Economic growth is slowing, but we believe cycles will not experience the extremes that they have in the past. Good quality domestic companies have become more competitive globally and advanced information systems are allowing companies to adjust production schedules much more quickly. Examples of companies we have added in this sector are Case and Deere & Co., the top domestic producers of agricultural equipment and Fluor, a premier world-wide engineering and construction company.

   Over the past six months, we continued to eliminate or pare back holdings of technology stocks that have shown substantial appreciation and are no longer undervalued. We eliminated several holdings of companies that did not live up to our expectations.

   Economic Outlook: As we look forward to 1997, it is with a mixture of optimism and caution. Our optimism comes from the health of the U.S. economy and the ability of our own research staff to find attractive new investment opportunities. Our caution comes from the current high valuation levels and a naively bullish investor sentiment.

   Though we see a healthy economy and modest inflation, we also see slowing corporate profits and a stock market that is overvalued by most measures.

   The market, as measured by the S&P 500 has risen over 1,000% since 1982. This 17.1% compounded annual rate of return has been fueled by a secular decline in interest rates and a restructuring of corporate America that has increased profitability.

   Declining interest rates and increasing corporate profitability are good news for stocks. The problem? Everybody knows the good news and it is already more than reflected in the price. While interest rates appear to be at sustainable levels, corporate profitability is at the high end of its historic range and could be due for a reversal.

                                  PERFORMANCE
--------------------------------------------------------------------------------
                                  Balanced Fund

   Overall we expect corporate profits to be up 5.7%, down significantly from 1995 and 1996 levels. Inflation as measured by the Consumer Price Index will be in the 2.8% to 3.5% range. Though in an environment of slowing growth, market valuations levels could remain extended for some time, the likelihood of a correction is higher than normal.

       The greatest risks appear to be in the large capitalization, higher Price/Earnings ratio stocks that dominate the Dow Jones Industrial Average and the S&P 500. By contrast, the fund is invested in smaller to medium sized companies which offer much more compelling valuations relative to their growth potential.

       The fixed income portfolio is well diversified among U.S. Treasury and agency paper, corporate bonds with compelling credit stories and mortgage-backed securities. This diversification mitigates risk. The portfolio is currently emphasizing returns from income versus capital appreciation. This emphasis reflects our view that the bond market will trade in a range for the first of 1997 until the economic and inflation picture becomes clearer.


    Comparison of Change in Value of a $10,000 Investment in Jurika & Voyles Balanced Fund and 60% S&P 500/40% Lehman Bros. Gov't/Corp. Bond Index and Lipper
                              Balanced Fund Index

 Date      Jurika & Voyles Balanced Fund      Lipper Balanced Fund Index    Composite of 60% S&P 500 Stock Index and
                                                                           40% Lehman Government/Corporate Bond Index
03/09/92            10,000.00                                                         10,000.00
03/31/92             9,940.00                             10,000.00                    9,994.00
04/30/92            10,100.16                             10,107.69                   10,205.47
05/31/92            10,170.23                             10,239.28                   10,288.75
06/30/92            10,162.22                             10,160.14                   10,267.65
07/31/92            10,644.19                             10,458.40                   10,601.35
08/31/92            10,493.93                             10,360.92                   10,513.36
09/30/92            10,720.09                             10,480.31                   10,644.35
10/31/92            10,942.16                             10,481.30                   10,610.72
11/30/92            11,315.65                             10,720.51                   10,611.05
12/31/92            11,546.61                             10,874.08                   10,948.78
01/31/93            11,850.67                             11,019.50                   11,069.36
02/28/93            11,789.90                             11,155.59                   11,249.94
03/31/93            12,118.07                             11,385.86                   11,410.36
04/30/93            11,965.91                             11,298.82                   11,281.19
05/31/93            12,107.91                             11,495.85                   11,452.67
06/30/93            12,332.68                             11,618.71                   11,544.52
07/31/93            12,536.42                             11,665.61                   11,627.90
08/31/93            12,852.57                             12,018.13                   11,863.36
09/30/93            13,060.30                             12,043.95                   11,828.48
10/31/93            13,111.44                             12,167.79                   11,988.16
11/30/93            13,008.17                             11,972.88                   11,862.96
12/31/93            13,612.35                             12,173.77                   12,001.20
01/31/94            13,813.78                             12,492.68                   12,299.31
02/28/94            13,792.99                             12,247.47                   12,026.51
03/31/94            13,330.46                             11,802.42                   11,682.53
04/30/94            13,372.21                             11,626.72                   11,690.22
05/31/94            13,340.89                             11,919.72                   11,806.53
06/30/94            13,215.63                             11,712.79                   11,635.42
07/31/94            13,385.58                             11,977.33                   11,931.42
08/31/94            13,719.48                             12,277.02                   12,239.73
09/30/94            13,644.18                             12,056.59                   12,015.50
10/31/94            13,304.07                             12,083.10                   12,177.22
11/30/94            12,933.00                             11,811.15                   11,689.36
12/31/94            13,215.67                             11,924.68                   12,011.58
01/31/95            13,270.63                             12,072.89                   12,279.44
02/28/95            13,822.40                             12,419.28                   12,668.45
03/31/95            14,142.31                             12,644.48                   12,921.56
04/30/95            14,530.63                             12,881.61                   13,213.07
05/31/95            15,140.69                             13,293.63                   13,689.60
06/30/95            15,573.18                             13,529.46                   13,917.05
07/31/95            16,019.40                             13,815.50                   14,194.84
08/31/95            16,309.45                             13,923.30                   14,267.80
09/30/95            16,480.13                             14,253.83                   14,670.15
10/31/95            15,961.25                             14,219.69                   14,703.60
11/30/95            16,613.97                             14,851.62                   15,167.94
12/31/95            16,573.75                             14,692.38                   15,407.29
01/31/96            16,697.31                             15,161.21                   15,774.60
02/28/96            16,927.14                             15,168.62                   15,788.80
03/31/96            17,049.65                             15,225.63                   15,847.53
04/30/96            17,642.47                             15,326.62                   15,965.12
05/31/96            17,891.46                             15,511.81                   16,206.19
06/30/96            17,628.65                             15,563.05                   16,811.85
07/31/96            16,860.44                             15,183.08                   15,898.84
08/31/96            17,480.92                             15,402.66                   16,105.21
09/30/96            17,966.57                             15,972.56                   16,738.79
10/31/96            18,302.84                             16,311.17                   17,134.49
11/30/96            18,271.50                             17,071.27                   18,002.18
12/31/96            19,139.60                             16,821.30                   17,742.23

   This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Jurika & Voyles Balanced Fund with a similar investment in a model index consisting of 60% Standard & Poor's ("S&P") 500 Index and 40% Lehman Brothers Government/Corporate Bond Index, and Lipper Balanced Fund Index from the inception of the Fund on March 9, 1992 to the end of the Fund's semi-annual period on December 31, 1996. For purposes of the graph and the Fund's Annualized Total Return Since Inception and the One Year Total Return, it has been assumed that all recurring fees (including management fees) were deducted and all distributions were reinvested.

   Total returns of the Fund reflect the fact that all fees and expenses, in excess of certain expense limits specified in the investment management agreement, have been assumed by Jurika & Voyles, Inc.

   The  S&P  500  Index  is  an  unmanaged  index   containing  500  industrial,
transportation,   utility  and   financial   companies   regarded  as  generally
representative of the U.S. stock market.

   The  Lehman  Brothers   Government/Corporate   Bond  Index  is  an  unmanaged
market-weighted index consisting of all public obligations of the U.S. Government, its agencies and instrumentalities and all corporate issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of greater than one year. It is generally regarded as representative of the market for domestic bonds.

   Lipper Balanced Fund Index is an unmanaged, net asset value weighted index of 30 largest balanced mutual funds. Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged market-weighted index consisting of all public obligations of the U.S. Government, its agencies and instrumentalities and all corporate issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of greater than one year. It is generally regarded as representative of the market for domestic bonds.

   Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. All results are historical. Past performance is no guarantee of future results.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1996
                                   (Unaudited)

--------------------------------------------------------------------------------
                                  Mini-Cap Fund





Description                                  Number of Shares          Value
-----------                                  ----------------          -----
COMMON STOCKS -- 76.95%
   Building Materials -- 0.76%
   Elcor Chemicals Corp. ..................      26,400         $      564,300
   NCI Building Systems, Inc. .............      10,000                345,000
                                                                --------------
                                                                       909,300
                                                                --------------
Iron/Steel -- 1.53%
   Lukens, Inc.............................      20,000                410,360
  *Northwest Pipe Co.......................      52,500                853,125
   Steel Dynamics, Inc.....................      30,000                573,750
                                                                --------------
                                                                     1,837,235
                                                                --------------

Mining -- 0.74%
   Pittston Minerals Group.................      30,000                461,250
   Zeigler Coal Holding Co.................      20,000                427,500
                                                                --------------
                                                                       888,750
                                                                --------------
   TOTAL BASIC INDUSTRIES .................                          3,635,285
                                                                --------------

COMMUNICATIONS
Communication Equipment -- 1.89%
   Channel Commercial Corp.................      48,300                597,713
   Electromagnetic Sciences,
     Inc...................................      60,000              1,155,000
   Octel Communications
     Corp..................................      30,000                525,000
                                                                --------------
                                                                     2,277,713
                                                                --------------
CONSUMER
Homebuilding -- 0.92%
   Taco Cabana, Inc........................     150,000              1,106,250
                                                                --------------

CONSUMER CYCLICALS
Automobile Parts -- 2.11%
   *Boyd'sWheels, Inc......................      30,000                420,000
   *Dura Automotive Systems,
     Inc...................................      20,000                450,000
   *Stant Corp.............................      50,000                787,500
    Titan Wheel International
     Inc...................................      20,000                255,000
   *Tower Automotive, Inc..................      20,000                625,000
                                                                --------------
                                                                     2,537,500
                                                                --------------
Homebuilding -- 0.43%
    Kaufman & Broad Home
     Corp..................................      40,000                515,000
                                                                --------------


Description                                  Number of Shares          Value
-----------                                  ----------------          -----
Household Furnishing -- 0.61%
   *Lifetime Hoan Corp.....................      61,900         $      727,325
                                                                --------------

Manufactured Housing -- 0.96%
   *Belmont Homes, Inc.....................      36,250                348,906
    Kevco, Inc.............................      57,500                805,000
                                                                --------------
                                                                     1,153,906
                                                                --------------
Retail -- 5.77%
   *Ann Taylor Stores Corp.................      20,000                350,000
   *Cannondale Corp........................      20,000                450,000
   *Carson Pirie Scott & Co.
     Ill...................................      40,000              1,010,000
   *Central Garden & Pet Co................      72,000              1,516,500
   *Designs, Inc...........................      52,500                295,313
   *Gymboree Corp..........................      20,000                457,500
   *New York Bagel Enterprises,
     Inc...................................      44,500                272,563
   *Rent Way, Inc..........................      18,000                173,250
   *Rockshox, Inc..........................      41,500                601,750
   *Tuesday Morning Corp...................      50,000              1,068,750
    Williams Sonoma, Inc...................      20,000                727,500
                                                                --------------
                                                                     6,923,126
                                                                --------------

  TOTAL CONSUMER
     CYCLICALS.............................                         11,856,857
                                                                --------------

CONSUMER SERVICES
Entertainment -- 0.68%
   *Acres Gaming, Inc......................      30,000                330,000
   *Children's Discovery Centers
     America...............................      70,000                490,000
                                                                --------------
                                                                       820,000
                                                                --------------
Restaurants -- 2.31%
    Daka International, Inc................      70,000                673,750
    Darden Restaurants, Inc................      50,000                437,500
   *Dave & Buster's, Inc...................      20,000                402,500
   *Rock Bottom Restaurants, Inc...........      35,000                363,125
   *Sonic Corp.............................      35,000                892,500
                                                                --------------
                                                                     2,769,375
                                                                --------------
  TOTAL CONSUMER
     SERVICES..............................                          3,589,375
                                                                --------------
                       See notes to financial statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1996
                                   (Unaudited)

--------------------------------------------------------------------------------
                                  Mini-Cap Fund


Description                                  Number of Shares          Value
-----------                                  ----------------          -----
CONSUMER STAPLES
Cosmetics -- 0.92%
   Helen Troy, Ltd.........................       50,200        $    1,104,400
                                                                --------------

Hospitals/Long Term Care -- 0.68%
   American HomePatient, Inc...............       30,000               817,500
                                                                --------------

Household Products -- 1.16%
   Paragon Trade Brands, Inc...............       30,000               900,000
   Rival Co................................       20,000               497,500
                                                                --------------
                                                                     1,397,500
                                                                --------------

   TOTAL CONSUMER
     STAPLES...............................                          3,319,400
                                                                --------------

ENERGY
Consumer/Commercial Software -- 1.00%
   Trico Marine Services, Inc..............       25,000             1,200,000
                                                                --------------

Oil -- Integrated Domestic -- 10.40%
   Apache Corp.............................       10,000               353,750
  *Barrett Resources Corp..................       25,000             1,065,625
  *Tom Brown, Inc..........................       15,000               313,125
  *Cairn Energy USA, Inc...................       15,000               150,000
   Denbury Resources, Inc..................       50,000               725,000
   Devon Energy Corp.......................       20,000               695,000
   Ensco International Inc.................       10,000               485,000
   Falcon Drilling.........................       20,000               785,000
   Forest Oil Corp.........................       40,000               705,000
  *Harcor Energy, Inc......................      100,000               487,500
  *Mallon Resources, Inc...................       75,000               675,000
   Monterey Resources, Inc.................       60,000               967,500
   Patterson Energy, Inc...................       35,000               901,250
   Snyder Oil Corp.........................       30,000               521,250
   Swift Energy Co.........................       20,000               597,500
   Titan Expl Inc..........................        5,000                60,000
   Vintage Pete, Inc.......................       30,000             1,035,000
   Willams Clayton Energy,
     Inc...................................       45,000               781,875
   Wiser Oil Company.......................       60,000             1,185,000
                                                                --------------
                                                                    12,489,375
                                                                --------------

Description                                  Number of Shares          Value
-----------                                  ----------------          -----
Oil & Gas Services -- 8.74%
  *Benton Oil & Gas Co.....................       30,000        $      678,750
   Daily Pete Services, Inc................       35,000               367,500
   Diamond Offshore Drilling...............        1,600                91,200
  *Dreco Energy Services, Inc..............       19,000               695,875
  *HVIDE Marine, Inc.......................       65,000             1,413,750
  *Key Energy Group, Inc...................       30,000               352,500
  *Nabors Industries, Inc..................       30,000               577,500
   Newpark Resources, Inc..................       30,000             1,117,500
   Pride Pete Services, Inc................       65,000             1,511,250
  *Simon Transnational Services,
     Inc...................................       51,300               795,150
  *Tuboscope Vetco
     International Corp....................       52,000               806,000
  *Varco International, Inc................       20,000               462,500
   Veritas DGC Inc.........................       50,000               925,000
   UTI Energy Corp.........................       20,000               707,500
                                                                --------------
                                                                    10,501,975
                                                                --------------
   TOTAL ENERGY............................                         24,191,350
                                                                --------------

FINANCIAL
Investment Bank/Broker -- 0.90%
   Everen Capital Corp.....................       20,000               447,500
   Lehman Brothers Holdings, Inc...........       20,000               627,500
                                                                --------------
                                                                     1,075,000
                                                                --------------

Miscellaneous Finance -- 1.86%
  *Legg Mason, Inc.........................       29,000             1,116,500
   Sotheby's Holdings, Inc.................       60,000             1,117,500
                                                                --------------
                                                                     2,234,000
                                                                --------------
Personal Finance -- 0.77%
   Winthrop Resources Corp.................       32,500               934,375
                                                                --------------

Regional Banks -- 2.52%
   Beverly Bancorporation, Inc.............       50,000               903,125
   Cole Taylor Financial Group,
     Inc...................................       20,000               530,000
   MAF Bancorp, Inc........................       35,000             1,216,250
   PFF Bancorp, Inc........................       25,000               371,875
                                                                --------------
                                                                     3,021,250
                                                                --------------
   TOTAL FINANCIAL.........................                          7,264,625
                                                                --------------
                       See notes to financial statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1996
                                   (Unaudited)

--------------------------------------------------------------------------------
                                  Mini-Cap Fund


Description                                  Number of Shares          Value
-----------                                  ----------------          -----
HEALTHCARE
Drugs -- 0.76%
   Dura Pharmaceuticals....................       10,000        $      477,500
  *Genzyme Corp............................       20,000               435,000
                                                                --------------
                                                                       912,500
                                                                --------------
HMOs -- 0.56%
   FPA Medical Management,
     Inc...................................       30,000               671,250
                                                                --------------

Hospitals/Long Term Care -- 3.02%
   Assisted Living Concepts,
     Inc...................................       43,000               655,750
   Health Source, Inc......................       70,000               918,750
   Living Centers of America, Inc..........       40,000             1,110,000
  *Mid Atlantic Medical Services,
     Inc...................................       70,000               936,250
                                                                --------------
                                                                     3,620,750
                                                                --------------
Medical Products -- 2.02%
   American Oncology.......................       50,000               512,500
  *Ballard Medical Products................       30,000               558,750
  *Meridian Diagnostics....................       30,000               390,000
   Meridian Industrial Trust,
     Inc...................................       25,000               525,000
  *SeaMed Corp.............................       40,000               435,000
                                                                --------------
                                                                     2,421,250
                                                                --------------
   TOTAL HEALTHCARE........................                          7,625,750
                                                                --------------

INDUSTRIAL PRODUCTS
Containers -- 0.26%
  *Sealright Co., Inc......................       30,000               315,000
                                                                --------------

Electronics Equipment -- 0.52%
   BMC Industries, Inc.....................       20,000               630,000
                                                                --------------

Machinery -- 2.36%
   Browne & Sharpe
     Manufacturing Co......................       60,000               840,000
  *Gardner Denvery Machinery,
     Inc...................................       33,000             1,130,250
   Gradall Industries, Inc.................       70,000               866,250
                                                                --------------
                                                                     2,836,500
                                                                --------------


Description                                  Number of Shares          Value
-----------                                  ----------------          -----
Manufacturing -- Diversified -- 1.99%
   American Precision
     Industries............................       16,900        $      338,000
   Global Industrial
     Technologies, Inc.....................       20,000               442,500
   Greenfield Industries, Inc..............       30,000               918,750
   Halter Marine Group, Inc................       50,000               687,500
                                                                --------------
                                                                     2,386,750
                                                                --------------

  TOTAL INDUSTRIAL
     PRODUCTS..............................                          6,168,250
                                                                --------------

INDUSTRIAL SERVICES
Construction -- 0.24%
   Granite Construction, Inc...............       15,000               285,000
                                                                --------------

Distribution -- 0.68%
   Daisytek International Corp.............       20,000               820,000
                                                                --------------

Special Services -- 1.22%
  *Accustaff...............................       30,000               633,750
  *RemedyTemp..............................       15,000               258,750
   Warrentech Corp.........................       50,000               575,000
                                                                --------------
                                                                     1,467,500
                                                                --------------
  TOTAL INDUSTRIAL
     SERVICES..............................                          2,572,500
                                                                --------------

INSURANCE
Property/Casualty Insurance -- 0.96%
  *IPC Holdings Ltd........................       30,000               671,250
   Mercury General Corp....................        9,200               483,000
                                                                --------------
                                                                     1,154,250
                                                                --------------
                       See notes to financial statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1996
                                   (Unaudited)

--------------------------------------------------------------------------------
                                  Mini-Cap Fund


Description                                  Number of Shares          Value
-----------                                  ----------------          -----
REAL ESTATE INVESTMENT TRUSTS -- 16.60%
   Ambassador Apartments, Inc..............       10,000        $      236,250
   Apartment Investment &
     Management Co.........................       45,000             1,271,250
   Arden Realty, Inc.......................       25,000               693,750
   Bay Apartment Communities,
     Inc...................................       20,000               720,000
   Bedford Property
     Investments, Inc......................       30,000               525,000
   Bradley Real Estate, Inc................       40,000               720,000
   Burham Pac Properties, Inc..............       65,000               975,000
   CBL & Assoc. Properties,
     Inc...................................       20,000               517,500
   CV REIT Inc.............................        6,900                94,251
   Cali Realty Corp........................       20,000               617,500
   Camden Property Trust...................       30,000               858,750
   Carramerica Realty Corp.................       20,000               585,000
   Centerpoint Properties Corp.............       20,000               655,000
   Equity Inns, Inc........................       30,000               394,875
   Essex Property Trust....................       30,000               881,250
   Excel Realty Trust, Inc.................       20,000               507,500
   Glenborough Realty Trust, Inc...........       30,000               528,750
   Hagen Alexander Properties, Inc.........       40,000               590,000
   Hospitality Properties Trust............       25,000               725,000
   Innkeepers USA Trust....................       90,000             1,248,750
   Irvine Apartment Communities, Inc.......       35,000               875,000
   J.P. Realty, Inc........................       20,000               517,500
   Manufactured Home Community.............       22,200               516,150
   National Golf Properties, Inc...........       25,000               790,625
   Pacific Gulf Properties, Inc............       20,000               396,137
   Post Properties, Inc....................       20,000               805,000
   Public Storage, Inc.....................       20,000               620,000
   ROC Communities, Inc....................       25,000               693,750
   Security Cap Pac Trust..................       20,000               457,500
   Spieker Properties, Inc.................       15,000               540,000
   Walden Residential Properties, Inc......       15,000               375,900
                                                                --------------
                                                                    19,932,938
                                                                --------------


Description                                  Number of Shares          Value
-----------                                  ----------------          -----
TECHNOLOGY
Hardware -- 2.14%
   Electron International, Inc..............      20,000        $      402,500
  *Exabyte Corp.............................      75,000             1,003,125
   Infocus Systems, Inc.....................      30,000               648,750
  *Wallace Computer Services, Inc...........      15,000               517,500
                                                                --------------
                                                                     2,571,875
                                                                --------------

Semiconductors -- 2.82%
   Burr Brown...............................      20,000               520,000
   CP Clare Corp............................      40,000               400,000
  *ESS Technology, Inc......................      25,000               703,125
   Kulicke & Soffa Industries, Inc..........      20,000               380,000
   Sierra Semi Conductor Corp...............      40,000               600,000
   Wyle Electronics.........................      20,000               790,000
                                                                --------------
                                                                    3,393,125
                                                                --------------
Software -- 4.20%
   Activision, Inc..........................      40,000               515,000
   Autodesk, Inc............................      30,000               840,000
   Award Software Intl., Inc................      80,000               780,000
   Broderbund Software, Inc.................      20,000               595,000
   Caere Corp...............................      80,000               920,000
  *Control Data Systems, Inc................      25,000               550,000
  *Interlink Computer Sciences..............      50,000               837,500
                                                                --------------
                                                                     5,037,500
                                                                --------------
   TOTAL TECHNOLOGY.........................                        11,002,500
                                                                --------------

TRANSPORTATION
Miscellaneous Transportation -- 0.49%
  *Airnet Systems, Inc......................      40,000               590,000
                                                                --------------

Railroads -- 1.24%
  *Genessee & Wyoming, Inc..................      21,000               729,750
  *Railtex, Inc.............................      30,000               757,500
                                                                --------------
                                                                     1,487,250
                                                                --------------
Truckers -- 1.13%
   Americo Resources........................      23,000               805,000
  *Wabash National Corp.....................      30,000               551,250
                                                                --------------
                                                                     1,356,250
                                                                --------------
   TOTAL TRANSPORTATION.....................                         3,433,500
                                                                --------------
                       See notes to financial statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1996
                                   (Unaudited)

--------------------------------------------------------------------------------
                                  Mini-Cap Fund


Description                                  Number of Shares          Value
-----------                                  ----------------          -----
UTILITIES
Utility Service Providers -- 0.45%
   Enron Global Power Pipelines LLC........       20,000        $      540,000
                                                                --------------

   TOTAL COMMON STOCKS
    (Cost $97,975,004).....................                     $  109,670,543
                                                                --------------

                                   Par Value
                                   ---------


COMMERCIAL PAPER -- 3.33%
   BIL North America, Inc.
     5.450%, 01/06/97......................    $2,000,000       $    1,998,486
  Walt Disney Company
     5.280%, 01/15/97......................     2,000,000            1,995,893
                                                                --------------
  TOTAL COMMERCIAL PAPER
   (Cost $3,994,379).......................                     $    3,994,379
                                                                --------------


Description                                      Par Value             Value
-----------                                  ----------------          -----
REPURCHASE AGREEMENT -- 1.34%
   State Street Bank & Trust
     Co. $1,610,000 at 4.00%
     (Agreement dated
     December 31, 1996; to be
     repurchased at $1,610,179
     on 01/02/97; collateralized
     by U.S. Treasury Notes
     due 02/15/98)
     (Value $1,643,906)
     (Cost $1,610,000).....................   $1,610,000        $    1,610,000
                                                                --------------
   TOTAL INVESTMENTS
   (Cost $103,579,383).....................                        115,274,922
                                                                --------------
Cash and Other Assets, Net of
   Liabilities -- 3.95%....................                          4,734,628
                                                                --------------
NET ASSETS -- 100.00%......................                     $  120,009,550
                                                                ==============

----------------
*Indicates non-income producing security

                       See notes to financial statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1996
                                   (Unaudited)
--------------------------------------------------------------------------------
                               Value + Growth Fund


Description                                 Number of Shares         Value
-----------                                 ----------------         -----
COMMON STOCKS -- 78.43%
BASIC INDUSTRIES Building Materials -- 1.18%
  *ABT Building Products Corp..............       10,000        $      250,000
                                                                --------------

Chemicals -- 1.95%
   Morton International, Inc...............        6,200               252,650
   OM Group, Inc...........................        6,000               162,000
                                                                --------------
                                                                       414,650
                                                                --------------
   TOTAL BASIC INDUSTRIES..................                            664,650
                                                                --------------

COMMUNICATIONS
Communications Equipment -- 4.06%
   ECI Telecom, Ltd........................       32,000               680,000
   Octel Communications....................       10,500               183,750
                                                                --------------

   TOTAL COMMUNICATIONS....................                            863,750
                                                                --------------

CONSUMER CYCLICALS
Automobile Parts -- 0.74%
   Stant Corp..............................       10,000               157,500
                                                                --------------

Retail General -- 1.31%
   Eaton Corp..............................        4,000               279,000
                                                                --------------

   TOTAL CONSUMER CYCLICALS................                            436,500
                                                                --------------

CONSUMER SERVICES
Financial Miscellaneous -- 1.44%
   Sabre Group Holdings....................       11,000               306,625
                                                                --------------

Publishing -- 2.30%
   American Greetings Corp.................       10,900               309,288
   McGraw Hill Companies, Inc..............        3,600               166,050
                                                                --------------
                                                                       475,338
                                                                --------------

   TOTAL CONSUMER SERVICES.................                            781,963
                                                                --------------

CONSUMER STAPLES
Food -- 1.02%
   Hormel Foods Corp.......................        8,000               216,000
                                                                --------------

Household Products -- 0.94%
   Rival Co................................        8,000               199,000
                                                                --------------

Tobacco -- 1.02%
   Philip Morris Companies, Inc............        2,000               225,250
                                                                --------------
   TOTAL CONSUMER STAPLES..................                            640,250
                                                                --------------


Description                                 Number of Shares         Value
-----------                                 ----------------         -----
ENERGY
Consumer/Commercial Software -- 1.78%
   System Software Associates, Inc.........       35,700        $      379,312
                                                                --------------

Natural Gas -- 1.40%
   K N Energy, Inc.........................        7,600               298,300
                                                                --------------

Oil & Gas Services -- 3.00%
   Union Tex Pete Holdings, Inc............       16,500               369,187
   Weatherford Enterra, Inc................        9,000               270,000
                                                                --------------
                                                                       639,187
                                                                --------------
   TOTAL ENERGY............................                          1,316,799
                                                                --------------

FINANCIAL
Banks -- 3.22%
   BA Merchant Services, Inc...............       10,000               178,750
   Chase Manhattan Corp....................        3,000               267,750
   Citicorp................................        2,300               236,900
                                                                --------------
                                                                       683,400
                                                                --------------
Savings & Loans -- 4.34%
   Bank UTD Corp...........................       18,800               502,900
   Roosevelt Financial Group, Inc..........       20,000               420,000
                                                                --------------
                                                                       922,900
                                                                --------------
   TOTAL FINANCIAL.........................                          1,606,300
                                                                --------------

HEALTHCARE
HMOs -- 4.05%
   Medpartners, Inc........................       19,680               413,280
   Wellpoint Health Networks, Inc..........       13,000               446,875
                                                                --------------
                                                                       860,155
                                                                --------------

Hospitals/Long-Term Care -- 9.89%
   American Medical Response...............        9,800               318,500
   Apria Healthcare Group, Inc.............       30,000               562,500
   Living Centers of America, Inc..........       20,400               566,100
   Mid Atlantic Medical Services, Inc......       15,000               200,625
   Tenet Healthcare Corp...................       20,800               455,000
                                                                --------------
                                                                     2,102,725
                                                                --------------
   TOTAL HEALTHCARE........................                          2,962,880
                                                                --------------
                        See notes to financial statments.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1996
                                   (Unaudited)
--------------------------------------------------------------------------------
                               Value + Growth Fund


Description                                 Number of Shares           Value
-----------                                 ----------------           -----
INDUSTRIAL PRODUCTS
Machinery -- 2.11%
   Case Corp...............................        5,400        $      294,300
   Deere & Co..............................        3,800               154,375
                                                                --------------
                                                                       448,675
                                                                --------------
Manufacturing -- 2.73%
   Greenfield Industries, Inc..............       19,000               581,875
                                                                --------------

Office Equipment -- 2.15%
   Xerox Corp..............................        8,700               457,837
                                                                --------------

   TOTAL INDUSTRIAL PRODUCTS...............                          1,488,387
                                                                --------------

INSURANCE
Insurance Brokerage -- 1.75%
   Everest Reinsurance Holdings............       12,900               370,875
                                                                --------------

Life & Annuity Insurance --2.78%
  *AETNA Life & Casualty Co................        7,400               592,000
                                                                --------------

Property/Casualty Insurance -- 1.76%
   IPC Holdings Ltd........................       16,700               373,663
                                                                --------------

   TOTAL INSURANCE.........................                          1,336,538
                                                                --------------

REITS
Real Estate Investment Trusts -- 6.09%
   Camden Property Trust...................        6,100               174,612
   Chateau Properties, Inc.................        6,800               180,200
   Meditrust...............................        4,500               180,000
   Public Storage, Inc.....................        1,200                37,200
   ROC Communities, Inc....................        6,600               183,150
   Security Cap Industrial Trust...........        8,300               177,412
   Security Cap Pac Trust..................        8,100               185,288
   Simon V.C. Bartolo Group, Inc...........        5,700               176,700
                                                                --------------
                                                                     1,294,562
                                                                --------------

TECHNOLOGY
Hardware -- 3.63%
  *EMC Corp................................       13,000               430,625
  *Zebra Technologies Corp.................       14,600               341,275
                                                                --------------
                                                                       771,900
                                                                --------------

Description                                 Number of Shares            Value
-----------                                 ----------------            -----
Semiconductors -- 5.13%
   Dallas Semiconductor Corp...............       10,200        $      234,600
  *LSI Logic Corp..........................       17,700               473,475
  *MENC Electronic Materials Inc...........       17,000               382,500
                                                                --------------
                                                                     1,090,575
                                                                --------------

Software -- 4.09%
   Adobe Systems, Inc......................        9,800               366,275
   AutoDesk, Inc...........................       18,000               504,000
                                                                --------------
                                                                       870,275
                                                                --------------
   TOTAL TECHNOLOGY........................                          2,732,750
                                                                --------------

TRANSPORTATION
Railroads -- 1.11%
   Illinois Central Corp...................        7,400               236,800
                                                                --------------

UTILITIES
Utility Service Providers -- 1.44%
   AES Corp................................        6,600               306,900
                                                                --------------
   TOTAL COMMON STOCK
  (Cost $14,771,239).......................                     $   16,669,029
                                                                --------------

                                             Par Value
                                             ---------
U.S. TREASURY OBLIGATIONS -- 9.37%
   U.S. Treasury Bills
     5.000%, 02/06/97......................   $1,000,000        $      995,000
     4.900%, 01/23/97......................    1,000,000               997,006
                                                                --------------
   TOTAL U.S. TREASURY BILL OBLIGATIONS
   (Cost $1,992,006).......................                          1,992,006
                                                                --------------

REPURCHASE AGREEMENT -- 12.16%
   State Street Bank & Trust Co.
     $2,584,000 at 4.00%
     (Agreement dated
     December 31, 1996; to be
     repurchased at $2,584,287 on
     01/02/97; collateralized by
     U.S. Treasury Notes due
     02/15/98)(Value $2,640,688)
     (Cost $2,173,000).....................    2,584,000             2,584,000
                                                                --------------
                       See notes to financial statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1996
                                   (Unaudited)
--------------------------------------------------------------------------------
                               Value + Growth Fund


Description                                       Par Value           Value
-----------                                       ---------           -----
  TOTAL INVESTMENTS
     (Cost $19,347,245)....................                     $   21,245,035
                                                                --------------

Cash and Other Assets, Net of Liabilities --
   0.04%...................................                              7,818
                                                                --------------

NET ASSETS -- 100.00%......................                     $   21,252,853
                                                                --------------


---------------
*Indicates non-income producing security

                       See notes to financial statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1996
                                   (Unaudited)

--------------------------------------------------------------------------------
                                  Balanced Fund

Description                                    Par Value           Value
-----------                                    ---------           -----
CORPORATE BONDS -- 7.91%
Entertainment -- 1.97%
   Viacom International, Inc.
    10.250%, 09/15/01......................   $1,000,000        $    1,090,000
                                                                --------------

Finance & Banking --1.00%
   Associates Corp., North America
    7.950%, 02/15/10.......................      500,000               547,385
                                                                --------------

Hotels & Casinos --1.74%
   ITT Corp.
    6.750%, 11/15/05.......................    1,000,000               963,070
                                                                --------------

Industrial -- 1.13%
   McDonnell Douglas Financial Corp.
    8.400%, 04/11/00.......................      600,000               625,794
                                                                --------------

Natural Resources -- 1.92%
   Applied International Finance Co., BV
    11.750%, 10/10/05......................      500,000               536,250
   Indah Kiat International Finance Co. BV
    11.375%, 06/15/99......................      500,000               525,000
                                                                --------------
                                                                     1,061,250
                                                                --------------
Utilities -- 0.15%
   Arkansas Power & Light Co.
    10.00%, 02/01/20.......................      76,000                 81,536
                                                                --------------

   TOTAL CORPORATE BONDS
   (Cost $4,259,971).......................                     $    4,369,035
                                                                --------------

                                                Number of
                                                 Shares
                                                ---------

COMMON STOCKS -- 52.40%
BASIC INDUSTRIES
Aluminum -- 1.49%
   Reynolds Metals Co......................       14,600               823,075
                                                                --------------

Chemicals -- 1.54%
   OM Group, Inc...........................       12,900               348,300
   Morton International, Inc...............       12,300               501,225
                                                                --------------
                                                                       849,525


Description                                    Par Value             Value
-----------                                    ---------             -----
Forest Products -- 1.47%
  *Asia Pulp & Paper, Ltd..................       71,400        $      812,175
                                                                --------------

Iron/Steel -- 0.55%
   Quanex Corp.............................       11,100               303,863
                                                                --------------

COMMUNICATIONS
Telecommunications Equipment -- 2.61%
   ECI Telecom, Ltd........................       29,900               635,375
   Lucent Technologies, Inc................        9,894               457,598
   Octel Communications....................       20,300               355,250
                                                                --------------
                                                                     1,448,223
                                                                --------------
CONSUMER CYCLICALS
Automobile Parts -- 0.63%
   Stant Corp..............................       22,100               348,075
                                                                --------------

Retail -- 1.18%
   Circuit City Stores, Inc................       10,100               304,263
   Dayton Hudson Corp......................        8,800               345,400
                                                                --------------
                                                                       649,663
                                                                --------------

  TOTAL CONSUMER CYCLICALS.................                            997,738
                                                                --------------

CONSUMER SERVICES
Leisure -- 0.55%
   Brunswick Corp..........................       12,700               304,800
Publishing -- 1.94%
   American Greetings Corp.................       19,000               539,125
   McGraw Hill Companies, Inc..............       11,500               530,438
                                                                --------------
                                                                     1,069,563
                                                                --------------

   TOTAL CONSUMER SERVICES.................                          1,374,363
                                                                --------------

CONSUMER STAPLES
Food -- 1.21%
   American Stores Co......................        7,000               286,125
   Hannaford Brothers Co...................       11,300               384,200
                                                                --------------
                                                                       670,325
                                                                --------------
ENERGY
Integrated Oil -- 1.43%
   Ultramar Diamond Shamrock...............       15,900               502,837
   Vastar Resources Inc....................        7,600               288,800
                                                                --------------
                                                                       791,637
                                                                --------------
                       See notes to financial statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1996

                                   (Unaudited)
--------------------------------------------------------------------------------
                                  Balanced Fund


Description                                    Par Value             Value
-----------                                    ---------             -----
Natural Gas -- 0.75%
K.N. Energy, Inc...........................       10,500        $      412,125
                                                                --------------

Oil and Gas Services -- 2.22%
  Union Tex Petroleum
   Holdings, Inc...........................       23,800               532,525
   Weatherford Enterra, Inc................       23,150               694,500
                                                                --------------
                                                                     1,227,025
                                                                --------------
   TOTAL ENERGY ............................                         2,430,787
                                                                --------------

FINANCIAL
Banks -- 6.17%
  Bank UTD Corp............................       20,000               535,000
  Chase Manhattan Corp.....................        8,800               785,400
  Citicorp.................................        7,600               782,800
  Roosevelt Financial Group, Inc...........       28,100               590,100
  Washington Mutual Inc....................       16,600               718,988
                                                                --------------
                                                                     3,412,288
                                                                --------------

Financial -- Miscellaneous -- 0.53%
 *Associates First Capital Corp............        6,600               291,225
                                                                --------------
  TOTAL FINANCIAL..........................                          3,703,513
                                                                --------------

HEALTHCARE
HMOs -- 1.78%
 *Foundation Health Corp...................       10,600               336,550
 *Medpartners, Inc.........................       30,800               646,800
                                                                --------------
                                                                       983,350
                                                                --------------

Hospitals/Long-Term Care -- 3.22%
  American Medical Response ...............       18,500               601,250
 *Apria Healthcare Group Inc...............       12,200               228,750
 *Living Centers of America, Inc...........       10,300               285,825
 *Tenet Healthcare Corp....................       30,300               662,813
                                                                --------------
                                                                     1,778,638
                                                                --------------

  TOTAL HEALTHCARE ........................                          2,761,988

INDUSTRIAL PRODUCTS
Aerospace/Defense -- 1.43%
  Lockheed Martin Corp.....................        5,200               475,800
  Northrop Grumman Corp....................        3,800               314,450
                                                                --------------
                                                                       790,250
                                                                --------------


Description                                    Par Value            Value
-----------                                    ---------            -----
Machinery -- 1.58%
  Case Corp................................       10,300        $      561,350
  Deere & Co...............................        7,700               312,813
                                                                --------------
                                                                       874,163
                                                                --------------

Manufacturing -- Diversified  -- 1.66%
  Eaton....................................        7,900               551,025
  Parker Hannifin Corp.....................        9,400               364,250
                                                                --------------
                                                                       915,275
                                                                --------------

Office Equipment -- 1.64%
  Xerox Corp...............................       17,200               905,150
                                                                --------------
  TOTAL INDUSTRIAL PRODUCTS................                          3,484,838
                                                                --------------

INDUSTRIAL SERVICES
Construction -- 0.58%
  Fluor....................................        5,100               320,025
                                                                --------------

Pollution Control -- 1.10%
  Wheelabrator Technologies, Inc...........       37,300               606,125
                                                                --------------

INSURANCE
Life & Annuity Insurance --3.78%
  AETNA Life & Casualty Co.................       14,700             1,176,000
  Protective Life Corp.....................       12,600               502,425
  Reliastar Financial Corp.................        7,200               415,800
                                                                --------------
                                                                     2,094,225
                                                                --------------

Property/Casualty Insurance -- 2.05%
  Everest Reinsurance Holdings ............       18,300               526,125
  IPC Holdings, Ltd........................       14,300               319,962
  Vesta Insurance Group, Inc...............        9,050               283,943
                                                                --------------
                                                                     1,130,030
                                                                --------------
  TOTAL INSURANCE..........................                          3,224,255
                                                                --------------

REAL ESTATE INVESTMENT TRUSTS -- 1.02%
  J.P. Realty, Inc.........................       12,700               328,612
  Security Cap Industrial Trust............       10,900               232,987
                                                                --------------
                                                                       561,599
                                                                --------------

TECHNOLOGY
Hardware -- 1.22%
 *EMC Corp.................................       20,400               675,750
                                                                --------------
                       See notes to financial statements.

                            SCHEDULE OF INVESTMENTS
                               December 31, 1996
                                  (Unaudited)
-------------------------------------------------------------------------------
                                 Balanced Fund


Description                                    Par Value            Value
-----------                                    ---------            -----
Semiconductors -- 1.35%
  Dallas Semiconductor Corp................        8,300        $      190,900
 *LSI Logic Corp...........................       14,200               379,850
 *MENC Electronic Materials, Inc...........        7,700               173,250
                                                                --------------
                                                                       744,000

Software -- 2.90%
  Adobe Systems, Inc.......................       17,500               654,063
  AutoDesk, Inc............................       19,900               557,200
 *System Software Associates, Inc..........       36,600               388,875
                                                                --------------
                                                                     1,600,138
                                                                --------------
  TOTAL TECHNOLOGY ........................                          3,019,888

TRANSPORTATION
Railroad -- 1.13%
  Illinois Central Corp....................       19,500               624,000
                                                                --------------

UTILITIES
Utility Service Providers -- 1.69%
 *AES Corp.................................       20,100               934,650
                                                                --------------
  TOTAL COMMON STOCKS
  (Cost $23,660,737).......................                        $28,950,955
                                                                --------------

                                               Par Value
                                               ---------

AGENCY OBLIGATIONS -- 1.70%
Federal Home Loan Bank -- 0.54%
  6.160%, 04/21/97.........................     $300,000               300,150
                                                                --------------

Federal National Mortgage Association, STRIP -- 1.16%
  0.010%, 03/09/02 ........................      650,000               643,299
                                                                --------------
  TOTAL AGENCY OBLIGATIONS
  (Cost $946,439)..........................                     $      943,449
                                                                --------------

Description                                    Par Value            Value
-----------                                    ---------            -----
ASSET BACKED AND INTEREST ONLY
  SECURITIES  -- 10.33%
COLLATERALIZED MORTGAGE OBLIGATIONS  -- 0.96%
  G.E. Capital Mortgage Services, Inc.
   3.466%, 10/25/08......................... $ 3,417,089        $      211,002
  Residential Fdg Mtg Secs I Mtg.
   1.662%, 11/25/23.........................  35,253,913               319,696
                                                                --------------
  (Cost $490,298)...........................                           530,698
                                                                --------------

Federal Home Loan Mortgage Corporation --4.20%
  10.065%, 12/15/21 .......................    1,440,000               480,817
  1.050%, 04/15/08 ........................    9,623,306               190,137
  3.211%, 05/15/08 ........................    5,041,145               232,140
  6.500%, 09/15/08 ........................    1,315,278               170,789
  6.000%, 04/15/06 ........................    3,014,771               269,469
  5.000%, 07/01/01 ........................    1,013,230               974,917
                                                                --------------
  (Cost $2,210,812)........................                          2,318,269
                                                                --------------

Federal National Mortgage Association --5.17%
  8.267%, 09/25/08 ........................      450,000               369,000
  3.516%, 07/25/22 ........................    5,482,065               312,976
  7.000%, 06/25/20 ........................    3,215,008               425,765
  10.250%, 01/25/22 .......................      148,788               140,209
  3.593%, 04/25/23 ........................    6,526,568               590,720
  8.250%, 10/17/23 ........................      593,416               596,939
  4.193%, 09/25/15 ........................    9,981,132               425,634
                                                                --------------
  (Cost $2,763,594)........................                          2,861,244
                                                                --------------

TOTAL ASSET BACKED AND INTEREST
ONLY SECURITIES (Cost $5,465,769) .........                     $    5,710,211
                                                                --------------

                       See notes to financial statements.

                            SCHEDULE OF INVESTMENTS
                               December 31, 1996
                                  (Unaudited)
-------------------------------------------------------------------------------
                                 Balanced Fund


Description                                    Par Value             Value
-----------                                    ---------             -----
U.S. TREASURY OBLIGATIONS -- 17.87%
U.S. Treasury Bills -- 3.42%
  5.000%, 01/16/97 ........................   $1,000,000        $      997,916
  4.716%, 03/27/97 ........................      900,000               889,438
                                                                --------------
                                                                     1,887,354
                                                                --------------
U.S. Treasury Bonds -- 4.96%
  7.500%, 11/15/16.........................    1,600,000             1,733,728
  6.250%, 08/31/00 ........................    1,000,000             1,003,750
                                                                --------------
                                                                     2,737,478
                                                                --------------
U.S. Treasury Notes -- 5.68%
  8.000%, 05/15/01.........................    2,000,000             2,137,180
                                                                --------------
U.S. Treasury STRIP -- 3.80%
  0.010%, 11/15/09.........................    4,915,000             2,101,064
                                                                --------------
  TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $8,838,697).........................                     $    8,863,076
                                                                --------------
COMMERCIAL PAPER -- 9.03%
  BIL North America
  5.450%, 01/06/97
  (Cost $2,991,068) .......................    3,000,000             2,991,068
                                                                --------------
  Fingerhut Owner Trust
  5.500%, 01/07/97
  (Cost $1,998,167) .......................    2,000,000             1,998,168
                                                                --------------
TOTAL COMMERCIAL PAPER
(Cost  $4,989,235).........................                     $    4,989,236
                                                                --------------


Description                                    Par Value             Value
-----------                                    ---------             -----
REPURCHASE AGREEMENT -- 5.04%
 State Street Bank & Trust Co.
  $2,785,000 at 4.00%
  (Agreement dated
  December 31, 1996; to be
  repurchased at $2,785,309 on
  01/02/97; collateralized by
  U.S. Treasury Notes
  due 02/15/98)
  (Value $2,844,219)
  (Cost $2,275,000) .......................  $ 2,785,000        $     2,785,000
                                                                ---------------
TOTAL INVESTMENTS
(Cost $50,945,849).........................                     $    56,610,962
                                                                ---------------
Liabilities in Excess of Cash and Other
 Assets --(4.28%) .........................                          (2,365,745)
                                                                ---------------

NET ASSETS -- 100.00%......................                     $    54,245,217
                                                                ===============

---------------------------
*Indicates non-income producing security.

                       See notes to financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 1996
                                  (Unaudited)
--------------------------------------------------------------------------------

                                                                        Mini-Cap        Value +      Balanced
                                                                          Fund        Growth Fund      Fund
                                                                       ------------   -----------   -----------
ASSETS
Investments in securities at market value (cost of $103,579,383,
 $19,347,245, $50,945,849)..........................................   $115,274,922   $21,245,035   $56,619,353
Cash  ..............................................................         74,633           514           766
Receivables
  Investment securities sold........................................      8,573,758          --            --
  Income receivable.................................................        160,197        17,807       183,585
  Fund shares sold..................................................      1,658,899        10,697        34,957
Deferred organization costs.........................................         25,601        25,601         7,320
Prepaid expenses....................................................          4,633         5,218           193
                                                                       ------------   -----------   -----------
    Total assets ...................................................    125,772,643    21,304,872    56,846,174
                                                                       ------------   -----------   -----------

LIABILITIES
Payables
  Investment securities purchased ..................................      5,723,836        --         2,532,129
  Fund shares repurchased...........................................         36,813        17,474        14,000
  Dividends.........................................................        --              4,635         9,704
  Other accrued expenses............................................          2,444        29,910        36,733
                                                                       ------------   -----------   -----------
    Total liabilities...............................................      5,763,093        52,019     2,592,566
                                                                       ------------   -----------   -----------
NET ASSETS .........................................................   $120,009,550   $21,252,853   $54,253,608
                                                                       ============   ===========   ===========

COMPOSITION OF NET ASSETS
  Paid-in capital...................................................   $103,956,760   $18,812,917   $47,242,250
  Accumulated undistributed net investment income (loss) ...........         44,876      (118,865)      (13,893)
  Accumulated undistributed net realized gain on investments........      4,312,375       661,010     1,350,981
  Net unrealized appreciation on investments........................     11,695,539     1,897,791     5,674,270
                                                                       ------------   -----------   -----------
NET ASSETS .........................................................   $120,009,550   $21,252,853   $54,253,608
                                                                       ============   ===========   ===========
Number of shares, $0.01 par value, issued and outstanding
 (unlimited shares authorized)......................................      6,156,625     1,530,146     3,763,917
                                                                       ============   ===========   ===========
NET ASSET VALUE PER SHARE ..........................................   $      19.49   $     13.89   $     14.41
                                                                       ============   ===========   ===========

                       See notes to financial statements.

                            STATEMENTS OF OPERATIONS
                       Six Months Ended December 31, 1996
                                   (Unaudited)
--------------------------------------------------------------------------------

                                                                        Mini-Cap        Value +      Balanced
                                                                          Fund        Growth Fund      Fund
                                                                       ------------   -----------   -----------
INVESTMENT INCOME
Income
  Dividend income ..................................................   $    497,034   $    97,373   $   205,494
  Interest income ..................................................        410,973        51,353       715,673
                                                                       ------------   -----------   -----------
    Total income ...................................................        908,007       148,726       921,167
                                                                       ------------   -----------   -----------

Expenses
  Investment advisory fees .........................................        498,668        78,063       209,099
  Custodian fees ...................................................         31,765        27,697        20,493
  Transfer agent fees...............................................         30,039        19,532        22,503
  Legal fees .......................................................          6,804         1,465         3,659
  Administration fees ..............................................         24,380        24,380        23,435
  Audit fees .......................................................          5,163         4,282         5,091
  Miscellaneous fees ...............................................         25,172         6,443         6,606
  Reports to shareholders ..........................................          6,442         3,643         2,032
  Registration fees ................................................          9,947         5,506         5,018
  Trustees fees ....................................................          3,752         3,441         3,599
  Amortization of deferred organization costs ......................          4,709         4,709         1,275
                                                                       ------------   -----------   -----------
    Total expenses .................................................        646,841       179,161       302,810
    Less: expenses recouped (reimbursed) ...........................        101,160       (60,552)       12,700
                                                                       ------------   -----------   -----------
    Net expenses ...................................................        748,001       118,609       315,510
                                                                       ------------   -----------   -----------
Net investment income...............................................   $    160,006   $    30,117   $   605,657
                                                                       ------------   -----------   -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investments....................................   $  4,277,554   $ 1,724,033   $ 2,488,435
Change in net unrealized appreciation on investments ...............      5,019,052       221,627     1,291,193
                                                                       ------------   -----------   -----------
Net realized and unrealized gain on investments.....................      9,296,606     1,945,660     3,779,628
                                                                       ------------   -----------   -----------
Net increase in net assets resulting from operations ...............   $  9,456,612   $ 1,975,777   $ 4,385,285
                                                                       ============   ===========   ===========

                       See notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        Mini-Cap Fund
                                                                                  -------------------------
                                                                                       For the periods
                                                                                  -------------------------
                                                                                  07/01/96         07/01/95
                                                                                     to               to
                                                                                  12/31/96+        06/30/96
                                                                                ------------     -----------
INCREASE (DECREASE)IN NET ASSETS
Operations:
  Net investment income (loss) ...........................................   $     160,006      $    (115,130)
  Net realized gain on investments sold ..................................       4,277,554          4,268,271
  Change in net unrealized appreciation on investments ...................       5,019,052          5,353,486
                                                                             -------------      -------------
  Net increase in net assets from operations .............................       9,456,612          9,506,627
                                                                             -------------      -------------
Distributions to shareholders:
  From net realized gains* ...............................................      (3,190,683)        (1,304,062)
                                                                             -------------      -------------
  Total distributions ....................................................      (3,190,683)        (1,304,062)
                                                                             -------------      -------------
Fund share transactions:
  Proceeds from shares sold ..............................................      48,964,828         80,695,971
  Net asset value of shares issued on reinvestment of
     distributions .......................................................       3,003,878          1,244,984
  Cost of shares redeemed ................................................     (30,922,411)        (7,843,000)
                                                                             -------------      -------------
  Net increase from Fund share transactions ..............................      21,046,295         74,097,955
                                                                             -------------      -------------
Net increase in net assets ...............................................      27,312,224         82,300,520
NET ASSETS
Beginning of period ......................................................      92,697,327         10,396,807
                                                                             -------------      -------------
End of period ............................................................   $ 120,009,551      $  92,697,327
                                                                             =============      =============
CHANGE IN SHARES
Shares sold ..............................................................       2,639,063          4,666,779
Shares issued on reinvestment of distributions ...........................         161,586             81,769
Shares redeemed ..........................................................      (1,685,469)          (443,276)
                                                                             -------------      -------------
Net increase .............................................................       1,115,180          4,305,272
                                                                             =============      =============

-----------
 + Unaudited.
 * See Financial Highlights for per share amounts.

                       See notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 Mini-Cap Fund
                                                                          -----------------------------
                                                                                 For the periods
                                                                          -----------------------------
                                                                           07/01/96          07/01/95
                                                                               to               to
                                                                           12/31/96+         06/30/96
                                                                          ------------      -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income ............................................     $     30,117      $    133,782
  Net realized gain on investments sold ............................        1,724,033         1,086,169
  Change in net unrealized appreciation on investments .............          221,627           753,390
                                                                         ------------      ------------
  Net increase in net assets from operations .......................        1,975,777         1,973,341
                                                                         ------------      ------------
Distributions to shareholders:
  From net investment income* ......................................         (148,982)         (162,305)
  From net realized gains* .........................................       (1,665,662)         (608,062)
                                                                         ------------      ------------
  Total distributions ..............................................       (1,814,644)         (770,367)
                                                                         ------------      ------------
Fund share transactions:
  Proceeds from shares sold ........................................        6,820,982         9,377,707
  Net asset value of shares issued on reinvestment of
     distributions .................................................          755,296         1,766,339
  Cost of shares redeemed ..........................................       (8,751,300)       (3,068,816)
                                                                         ------------      ------------
  Net increase from Fund share transactions ........................         (163,979)        7,064,187
                                                                         ------------      ------------
Net increase (decrease) in net assets ..............................           (2,846)        8,267,161

NET ASSETS
Beginning of period ................................................       21,255,699        12,988,538
                                                                         ------------      ------------
End of period ......................................................     $ 21,252,853      $ 21,255,699
                                                                         ============      ============

CHANGE IN SHARES
Shares sold ........................................................          496,463           708,374
Shares issued on reinvestment of distributions .....................          128,813            58,676
Shares redeemed ....................................................         (647,409)         (228,057)
                                                                         ------------      ------------
Net increase .......................................................          (22,133)          538,993
                                                                         ============      ============

-----------
 + Unaudited.
 * See Financial Highlights for per share amounts.

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          Balanced Fund
                                                                                   --------------------------
                                                                                         For the periods
                                                                                   --------------------------
                                                                                     07/01/96        07/01/95
                                                                                   to 12/31/96+    to 06/30/96
                                                                                   ------------    -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income ......................................................   $    605,657    $  1,346,411
   Net realized gain on investments sold ......................................      2,488,435       4,394,771
   Change in net unrealized appreciation (depreciation) on  investments .......      1,291,193        (440,439)
                                                                                  ------------    ------------
   Net increase in net assets from operations .................................      4,385,285       5,300,743
                                                                                  ------------    ------------

Distributions to shareholders:
   From net investment income* ................................................       (616,910)     (1,353,974)
   From net realized gains* ...................................................     (4,582,193)     (1,629,511)
                                                                                  ------------    ------------
   Total distributions ........................................................     (5,199,103)     (2,983,485)
                                                                                  ------------    ------------

Fund share transactions:
   Proceeds from shares sold ..................................................      6,870,503      13,585,582
   Net asset value of shares issued on reinvestment of distributions ..........      5,044,239       2,870,134
   Cost of shares redeemed ....................................................     (3,826,692)    (10,629,958)
                                                                                  ------------    ------------
   Net increase from Fund share transactions ..................................      8,088,050       5,825,758
                                                                                  ------------    ------------
Net increase in net assets ....................................................      7,274,232       8,143,016

NET ASSETS
Beginning of period ...........................................................     46,979,376      38,836,360
                                                                                  ------------    ------------
End of period .................................................................   $ 54,253,608    $ 46,979,376
                                                                                  ============    ============

CHANGE IN SHARES
Shares sold ...................................................................        473,648         944,421
Shares issued on reinvestment of distributions ................................        350,537         201,472
Shares redeemed ...............................................................       (259,256)       (728,972)
                                                                                  ------------    ------------
Net increase ..................................................................        564,929         416,921
                                                                                  ============    ============

-----------
 + Unaudited.
 * See Financial Highlights for per share amounts.
                       See notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                 For a share outstanding throughout the period.

                                                                Mini-Cap Fund                       Value + Growth Fund
                                                ----------------------------------------  ----------------------------------------
                                                               For the periods                         For the periods
                                                ----------------------------------------  ----------------------------------------
                                                  07/01/96++      07/01/95    09/30/94+     07/01/96++     07/01/95     09/30/94+
                                                 to 12/31/96    to 06/30/96  to 06/30/95   to 12/31/96    to 06/30/96  to 06/30/95
                                                ------------    -----------  -----------  -------------   -----------  -----------
Net asset value, beginning of
   period ...................................   $     18.39      $   14.12    $   10.00    $    13.69    $    12.82  $     10.00
                                                -----------      ---------    ---------    ----------    ----------  -----------
Income from investment
   operations
     Net investment  income .................          0.03          (0.02)        0.01          0.09          0.11         0.05
     Net realized and unrealized
      gain on investments ...................          1.66           5.25         4.13          1.66          1.40         2.79
                                                -----------      ---------    ---------    ----------    ----------  -----------
       Total from investment
        operations ..........................          1.69           5.23         4.14          1.75          1.51         2.84
                                                -----------      ---------    ---------    ----------    ----------  -----------

Less distributions
     From net investment income .............         --             --           (0.02)        (0.10)        (0.13)       (0.02)
     From net realized gains ................         (0.59)         (0.96)       --            (1.45)        (0.51)       --
                                                -----------      ---------    ---------    ----------    ----------  -----------
       Total  distributions .................         (0.59)         (0.96)       (0.02)        (1.55)        (0.64)       (0.02)
                                                -----------      ---------    ---------    ----------    ----------  -----------
Net asset value, end of period ..............   $     19.49      $   18.39    $   14.12    $    13.89    $    13.69  $     12.82
                                                ===========      =========    =========    ==========    ==========  ===========
Total return ................................          9.32%**       38.46%       41.47%**      13.01%**      12.11%       28.43%**
                                                ===========      =========    =========    ==========    ==========  ===========
Net assets at end of period
  (in 000's)  ...............................   $   120,010      $  92,697    $  10,397    $   21,253    $   21,256  $    12,989
                                                ===========      =========    =========    ==========    ==========  ===========
Ratio of expenses to average
  net assets (net of expense
   reimbursements)(1)........................          1.50%*         1.50%        1.50%*        1.29%*        1.35%        1.35%*
                                                ===========      =========    =========    ==========    ==========  ===========
Ratio of net investment income
   (loss) to average net assets .............          0.32%*        (0.35)%       0.04%*        0.33%*        0.78%        1.18%*
                                                ===========      =========    =========    ==========    ==========  ===========
Portfolio turnover rate .....................        128.82%        214.71%      102.85%        93.62%       101.05%       31.64%
                                                ===========      =========    =========    ==========    ==========  ===========

-----------
    *  Annualized
   **  Not annualized
    +  Fund commenced operations on September 30, 1994.
   ++  Unaudited

(1) The ratios of expenses to average net assets before expense reimbursements and recoupments were 1.30%, 1.74% and 4.99% for the Mini-Cap Fund for the periods ended December 31, 1996, June 30, 1996 and June 30, 1995, respectively. The ratios of expenses to average net assets before expense reimbursements were 1.95%, 2.12% and 5.21% for the Value + Growth Fund for periods ended December 31, 1996, June 30, 1996 and June 30, 1995, respectively.
                       See notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                 For a share outstanding throughout the period.

                                                                                 Balanced Fund
                                             -------------------------------------------------------------------------------------
                                                                                For the periods
                                             -------------------------------------------------------------------------------------

                                              07/01/96+     07/01/95       10/01/94       11/01/93      11/01/92        03/09/92
                                             to 12/31/96   to 06/30/96    to 06/30/95    to 09/30/94   to 10/31/93    to 10/31/92(1)
                                             -----------   -----------    -----------    -----------   -----------    -----------
Net asset value, beginning of
   period .................................   $   14.69     $   13.96     $    12.41     $   12.82      $    10.84     $   10.00
                                              ---------     ---------     ----------     ---------      ----------     ---------

Income from investment
   operations
   Net investment income ..................        0.17          0.43          0.24           0.16            0.16          0.11
   Net realized and  unrealized
     gain on investments ..................        1.14          1.27          1.59           0.05            1.98          0.83
                                              ---------     ---------     ----------     ---------      ----------     ---------
       Total from  investment
        operations ........................        1.31          1.70          1.83           0.21            2.14          0.94
                                              ---------     ---------     ----------     ---------      ----------     ---------

Less distributions
  From net investment income ..............       (0.18)        (0.43)        (0.24)         (0.18)          (0.16)        (0.10)
  From net realized gains .................       (1.41)        (0.54)        (0.04)         (0.44)        --            --
                                              ---------     ---------     ----------     ---------      ----------     ---------

    Total distributions ...................       (1.59)        (0.97)        (0.28)         (0.62)          (0.16)        (0.10)
                                              ---------     ---------     ----------     ---------      ----------     ---------

Net asset value, end of period ............   $   14.41     $   14.69     $   13.96      $   12.41      $    12.82     $   10.84
                                              =========     =========     =========      =========      ==========     =========

   Total return ...........................        9.19%(3)     12.56%        14.98%(3)       3.66%(3)       19.83%        14.67%(3)
                                              =========     =========     =========      =========      ==========     =========

Net assets at end of period
   (in 000's)  ............................   $  54,254     $  46,979     $  38,836      $  34,659      $   20,931     $   6,008
                                              =========     =========     =========      =========      ==========     =========

Ratio of expenses to average net
   assets (net of expense
   reimbursements)(4)  ....................        1.28%*(2)     1.35%         1.33%*         1.63%*          1.47%         1.50%*
                                              =========     =========     =========      =========      ==========     =========

Ratio of net investment income to
   average net assets .....................        2.46%*        2.98%         2.51%*         1.77%*          1.51%         1.93%*
                                              =========     =========     =========      =========      ==========     =========

   Portfolio turnover  rate ...............       31.66%        69.11%        56.00%         60.90%          44.12%        20.00%
                                              =========     =========     =========      =========      ==========     =========

-----------
 *     Annualized
(1)    The Jurika & Voyles Balanced Fund commenced operations on March 9, 1992.
(2)    Includes recoupment of management fees previously waived.
(3)    Not annualized for periods less than one year.
(4) The ratio of expenses to average net assets before expense reimbursements and recoupments were 1.23%, 1.49% and 1.42% for the Balanced Fund for the periods ended December 31, 1996, June 30, 1996 and June 30, 1995, respectively.
 +     Unaudited

                       See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1.      Organization

        Jurika & Voyles Fund Group (the "Trust") was organized as a Delaware business trust on July 11, 1994 and is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Trust consists of three separate diversified series: Jurika & Voyles Mini-Cap Fund, Jurika & Voyles Value + Growth Fund, and Jurika & Voyles Balanced Fund (each a "Fund" and collectively the "Funds").

        The investment objectives of the Funds are as follows:

        The Mini-Cap Fund seeks to maximize long-term capital appreciation. This Fund invests primarily in the common stock of quality companies having small market capitalizations that offer current value and significant future growth potential.

        The Value + Growth Fund seeks long-term capital appreciation. This Fund invests primarily in the common stock of quality companies of all market
capitalizations   that  offer  current  value  and  significant   future  growth
potential.

        The Balanced Fund seeks to provide investors with a balance of long-term capital appreciation and current income. This Fund invests primarily in a diversified portfolio that combines stocks, bonds and cash-equivalent securities.

2.      Significant Accounting Policies

        The following is a summary of the significant accounting policies followed by the Funds.

        Security Valuation -- Portfolio securities that are listed or admitted to trading on a U.S. exchange are valued at the last sales price on the principal exchange on which the security is traded or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities admitted to trading on the NASDAQ National Market System and securities traded only in the U.S. over-the-counter market are valued at the last sale price or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that amortized cost does not represent fair value. Cash and receivables are valued at their face amounts.

        Federal Income Taxes -- Each Fund intends to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes are required.

        Security Transactions and Related Income -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the effective interest method.

        Realized gains and losses on securities sold are determined under the identified cost method.

        It is the Trust's policy to take possession of securities as collateral under repurchase agreement and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements.

        Deferred Organization Costs -- Organization costs are amortized on a straight line basis over a period of sixty months commencing with the Funds' operations.

        Distributions -- Distributions to shareholders are recorded on the ex-dividend date.

        Accounting Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the date of financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

                          NOTES TO FINANCIAL STATEMENTS
                                                                       Continued
--------------------------------------------------------------------------------

3.     Management Fees and Transactions with Affiliates

       The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with Jurika & Voyles, L.P., formerly known as Jurikas & Voyles, Inc., (the "Adviser"). Under the terms of the Agreement, the Trust will pay a fee equal to 0.85% of the average daily net assets of the Value + Growth Fund and the Balanced Fund, and 1.00% of the Mini-Cap Fund. The Adviser has voluntarily agreed to the expense limitation described herin for an indefinite period of time, by waiving all or a portion of its fees (and reimbursing the Funds' expenses) so that the ratio of expenses to average net assets will not exceed 1.25% for the Value + Growth Fund and Balanced Fund, and 1.50% for Mini-Cap Fund. In subsequent years, overall operating expenses of each Fund will not fall below the applicable expense limitations until the Adviser has been fully reimbursed for fees foregone or expenses paid by the Adviser under this agreement, as each Fund will reimburse the Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation. The agreement permits such reimbursement to the Adviser within a three year period following the year in which the Adviser waived fees or reimbursed expenses of the Fund. Fee waivers and expense reimbursements are voluntary and may be terminated at any time. Unreimbursed expenses at December 31, 1996 amounted to $80,274, $294,527, and $71,639, for the Mini-Cap, Value +
Growth and Balanced Funds, respectively.

        The Trust, on behalf of the Funds, entered into an Administration Agreement with Investment Company Administration Corporation (the "Administrator"). Under the terms of the Agreement, the Trust will pay an annual fee, payable monthly and computed based on the value of the total average net assets of the Trust at an annual rate of 0.10% of the first $100 million of such net assets, 0.05% of next $150 million, 0.03% of next 250 million and 0.01% thereafter, subject to a minimum fee of $50,000 per annum per Fund and $12,000 for each additional class of shares.

        Each unaffiliated Trustee is compensated by the Trust at $5,000 per year plus an attendance fee of $500 for each Trustees' meeting attended.

4.      Purchases and Sales of Securities

        The cost of security purchases and the proceeds from security sales, other than short-term investments for the period ended December 31, 1996, are as follows:

Funds                                                  Purchases        Sales
-----                                                ------------   ------------
Mini-Cap Fund ....................................   $145,409,793   $110,519,085
Value + Growth Fund ..............................     14,925,975     17,463,855
Balanced Fund ....................................     18,763,171     14,297,960


       At December 31, 1996, the net realized gains or losses on securities sold for federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The total costs of securities and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds at December 31, 1996, based on cost for federal income tax purposes, are as follows:

                                            Gross        Gross          Net
                                          Unrealized   Unrealized    Unrealized
Funds                   Total Tax Cost   Appreciation Depreciation  Appreciation
-----                   --------------   ------------ ------------  ------------

Mini-Cap Fund .........  $105,987,385  $ 13,099,075   ($1,403,536)  $ 11,695,539
Value + Growth Fund ...    19,347,245     2,125,044      (227,253)     1,897,791
Balanced Fund .........    50,945,849     6,284,121      (609,851)     5,674,270